Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2022
Commitments And Contingent Liabilities Abstract
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of June 30, 2022, the Company has a line of credit with an Israeli bank for total borrowing of 6 million ILS. This line of credit is unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company’s and its subsidiaries’ receivables. Interest rates under this credit line varied from (i) 0.3% to (ii) Prime (Israel Interbank Offered Rate) + 0.7% (2.95% as of June 30, 2022).

As of June 30, 2022, the Company has not utilized its line of credit.

b.	Purchase commitments:

As of June 30, 2022, the Company has purchase commitments for goods and services from vendors in an amount of approximately $113 million. These commitments are due primarily within one year.

c.	Litigation:

From time to time, the Company is involved in various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company’s agreement for purchasing print heads and other products, which was amended in 2016, the Company is obligated to pay 2.5% royalties on its annual ink revenues, up to an annual maximum amount of $625.

Royalty expenses for the six months ended June 30, 2022 and 2021 were $312 and $312, respectively.

e.	Guarantees:

As of June 30, 2022, the Company provided eight bank guarantees in a total amount of $2,809 for its rented facilities.